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                 Clemente Global Growth Fund Inc.
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
                                                     May 22, 1997

        An Open Letter to Donald R. and Kathleen B. Logan

Donald R. and Kathleen B. Logan
605 Willowglen Rd., Suite 200
Santa Barbara, CA  93105
Fax (805) 687-2795

Dear Mr. and Mrs. Logan:

     One of our Directors has just sent us a copy of your letter dated May 14, 1997 to the outside Directors of Clemente Global Growth Fund, Inc. (the "Fund"). We respect and indeed even encourage a healthy expression of views by our shareholders. However, we take strenuous exception to your copying the individuals, advisory firms and media outlets that you have. Such a tactic strikes us as blatantly intimidating and destructive to the kind of civil dialogue we seek to maintain with our shareholders. As you have seen fit to share your letter with that list, we will do the same with this letter.

     The most critical fact entirely ignored in your letter is that the recent steps the Fund has taken to improve performance appear to be working beautifully. The Fund's 1997 performance through May 21 has been nothing short of superb, with NAV up an estimated 12.4% year-to-date, compared with an estimated rise of 9.4% for the FT Actuaries World Index, the Fund's benchmark. Even before Wilmington Trust has been formally installed as the Fund's U.S. Adviser, input from Wilmington and Clemente Capital's own restructuring efforts have produced a much stronger portfolio with a group of top drawer new additions. We are extremely excited about maintaining our 1997 leadership position among all closed-end equity funds in charting a new course for the Fund. The recent impressive recovery of the Fund, together with the addition of Wilmington Trust, shows every sign of restoring the Fund to its rightful place as a premier closed-end equity fund. No shareholder could wish otherwise.

     Above all, the negativism that permeates your letter shouldn't obscure the good news that is so abundant now. The Fund has a new portfolio manager, Tom Prapas, who brings years of experience and a disciplined energy to non-U.S. stock selection and country allocation decisions. Wilmington Trust, our new partner, is a major asset manager with a total of approximately $100 billion in assets under trust, custody and investment management, ranking as the eighth largest personal trust company in the United States. Wilmington adds significant expertise in U.S. equities and infrastructure improvements, which will enhance our collection, analysis, and presentation of fundamental data on markets, sectors, and companies around the world. The best investment disciplines of both firms will be combined to strengthen the investment process, and create, in my opinion, a very bright future for the Fund.

     Supported by an attractive equity market environment, and assisted by our partnership with Wilmington Trust in the management of the portfolio, we look forward to consistent competitive returns for the portfolio. We hope you join us in welcoming this return to superior performance.



     Sincerely yours,







     Lilia C. Clemente
     Chairman


cc:  Attached list

Steve Samuels
Samuels Asset Management
13542-B Leadwell Street
Van Nuys, CA 91405
(818) 981-1900


Walter R. Stevenson
Stevenson Capital Management
2420 Sand Hill Road, Suite 101
Menlo Park, CA 94025
(415) 854-6210


George Foot and James Trainor
Newgate Management Associates
1995 Broadway, 12th Floor
New York, NY 10023
(212) 496-2400


David Tepper
Tepper Capital Management
465 California Street, Suite 809
San Francisco, CA 94104
(415) 956-5593


John Bowling and David Ware
Bowling Asset Management
2651 Observatory Avenue
Cincinnati, OH 45208
(513) 871-7776

Peter W. Thayer, President
The Gateway Trust
P.O. Box 5211
Cincinnati, OH 45201-5211
(800) 354-6339



Mike Grotell
Alpine Associates Limited Partnership
100 Union Avenue
Cresskill, NJ 07626
(201) 871-0866

Nell Minow
Lens, Inc.
601 13th Street N.W., Suite 620 North
Washington, D.C. 20005
(202) 783-3348
Michael F. Price and David Winters
Franklin Mutual Advisors, Inc.
51 JFK Parkway
Short Hills, NJ 07078
(201) 912-2177

Ronald G. Olin
Deep Discount Advisors, Inc.
One West Pack Square, Suite 777
Asheville, NC 28801
(704) 274-1863

Mr. Kevin McNally
Merrill Lynch Mutual Funds
250 Vesey Street, 20th Floor
New York, NY 10281
(212) 449-1170

Patrick Winton
Closed-End Fund Digest
1224 Coast Village Circle, Suite 11
Santa Barbara, CA 93108
(805) 565-5651

Philip Goldstein
Opportunity Partners
1642 Kimball Street
Brooklyn, NY 11234
(718) 377-3150

Thomas J. Herzfeld
Herzfeld Advisors
P.O. Box 161465
Miami, FL 33116
(305) 271-1900

George Cole Scott
Closed-End Fund Advisors, Inc.
1224 Coast Village Circle, Suite 11
Santa Barbara, CA 93108
(805) 565-1112

Nelson D. Schwartz
Fortune Magazine
Rockefeller Center
New York, NY 10020

Jack Bonne
President
Gateway Asset Management
21 Locust Ave. Suite 2C
New Canaan, CT 06840
(203) 972-8290
Barry Miller and Heidi Stam
U.S. Securities and Exchange Commission
Division of Investment Management
450 Fifth Street, N.W.
Washington, D.C. 20549

Gregg Wolper and Michael Stout
Morningstar Mutual Funds
225 W. Wacker Drive
Chicago, IL 60606
(312) 696-6000

Joanmarie Kalter and Andrew Tobias
Worth Magazine
575 Lexington Avenue
New York, NY 10022
(212) 233-3100

Mary Beth Grover
Forbes Magazine
60 Fifth Avenue
New York, NY 10011

Eileen Kinsella
The Wall Street Journal
200 Liberty Street
New York, NY 10281

Alan Abelson
Barron's
200 Liberty Street
New York, NY 10281

Jim Mallory
Closed-End Fund Portfolio Manager
Lowe, Brockenbrough & Tattersall
6620 West Broad Street
Suite 300
Richmond, VA 23230
(804) 288-0404